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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):      SEPTEMBER 12, 1995
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                       DIMENSIONAL VISIONS GROUP, LTD.
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             (Exact name of registrant as specified in its charter)

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           DELAWARE                          1-10196             23-2517953
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State or other jurisdiction of         (Commission            (I.R.S. Employer
incorporation or organization          File Number)          Identification No.)
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         718 ARCH STREET, SUITE 202N, PHILADELPHIA, PENNSYLVANIA 19106
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              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (215)  440-7791
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         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 General Explanation

                 The purpose of this Report is to amend the contents of a Form 8-K filed on or about September 27, 1995, relative to the acquisition of InfoPak, Inc. ("InfoPak") and to amend and supplement the information provided therein under "Item 7. Financial Statements and Exhibits."

         (a)     Financial Statements of Business Acquired

                 Effective as of September 12, 1995, the registrant acquired all of the issued and outstanding capital stock of InfoPak.

                 This Report includes the audited financial statements of InfoPak for the year ended December 31, 1994, and the unaudited financial statements of InfoPak for the six months ended June 30, 1995.

         (b)     Pro forma Financial Information

                 This Report includes the Pro forma Financial Information required by item 7.

         (c)     Exhibits

                 1. InfoPak financial statements for the year ended December 31, 1994.

                 2. Unaudited financial statements of InfoPak for the six months ended June 30, 1995.

                 3. Dimensional Visions Group, Ltd. Pro forma Condensed Statement of Operations for the year ended June 30, 1995.
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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DIMENSIONAL VISIONS GROUP, LTD.



Dated:  November 21, 1995          /s/ Steven M. Peck
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                                   Steven M. Peck, Chief Executive Officer